UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 4, 2025 (August 28, 2025)

SKY QUARRY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42296	84-1803091
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

707 W. 700 South, Suite 1 Woods Cross, UT 84087 (Address of principal executive offices) (zip code)

(424) 394-1090 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SKYQ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Section 1 – Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

On August 29, 2025, the Company issued a convertible promissory note (“Convertible Note”) in the principal amount of $175,000 to Varie Asset Management LLC (“Varie”).  The Convertible Note matures on August 29, 2027, bears an interest rate of 14% per annum and is convertible into shares of the Company’s common stock at anytime at a conversion price of $0.48 per share, subject to adjustment with a floor price of $0.40 per share.  A copy of the Convertible Note is attached hereto as Exhibit 99.1.  Additionally, in connection with the issuance of the Convertible Note, the Company issued a warrant to Varie to purchase up to 70,000 shares of the Company’s common stock at an exercise price of $0.48 per share.  The Warrant is exercisable immediately upon issuance for a period of twenty-four (24) months.  A copy of the Warrant is attached hereto as Exhibit 99.2.

The foregoing is only a summary of the Convertible Note and the Warrant, each of which are attached hereto as exhibits to this Form 8-K.

Section 5 – Corporate Governance and Management

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2025, a special committee of the Company’s board of directors terminated Mr. Sealock’s employment with the Company as its Chief Executive Officer for cause pursuant to the terms of his employment agreement.  Additionally, on August 28, 2025, the board of directors appointed Marcus Laun, the Company’s President, Interim CFO, Executive VP and Director, as the Company’s Interim Chief Executive Officer.

Section 9 – Financial Statements and Exhibits.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.

99.1	Convertible Promissory Note between Sky Quarry Inc. and Varie Asset Management LLC dated August 29, 2025
99.2	Warrant Agreement issued to Varie Asset Management dated August 29, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sky Quarry Inc.

Dated: September 4, 2025	By: /s/Marcus Laun
Name:Marcus Laun
Title:President